SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of earliest event reported): July 12, 2004

                             American Skiing Company
             (Exact name of Registrant as specified in its Charter)



    Delaware                          I-13057                  04-3373730
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
of Incorporation)                                         Identification Number)

136 Heber Ave., Suite 303, Park City, Utah                        84060
(Address of Principal Executive Offices)                       (Zip Code)


                                  435-615-0340
              (Registrant's telephone number, including area code)







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ITEM 5.  OTHER EVENTS

On July 12, 2004, American Skiing Company issued a press release announcing the settlement of litigation concerning its Steamboat resort. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item. A copy of the settlement agreement is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference into this Item.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are intended to come within the safe harbor protection provided by those statutes. By their nature, all forward-looking statements involve risks and uncertainties, and actual results may differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company's actual results are identified in Item 7 of the Company's Annual Report on Form 10-K for the year ended July 27, 2003, and in the Company's other SEC filings and public announcements. The Company undertakes no obligation to update forward-looking statements to reflect subsequently occurring events or circumstances.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             AMERICAN SKIING COMPANY



                                             By: /s/ Foster A. Stewart, Jr.
                                                 ---------------------------
                                                 Foster A. Stewart, Jr.
                                                 Senior Vice President, General
                                                 Counsel and Secretary


Dated: July 13, 2004




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                                  EXHIBIT INDEX


Exhibit                             Description
-------                             ---------------------------------
99.1                                Press Release dated July 12, 2004
99.2                                Full Release and Settlement Agreement dated
                                    July 8, 2004 among American Skiing Company,
                                    Steamboat Ski & Resort Corporation, Walton
                                    Pond Apartments, Inc., American Skiing
                                    Company Resort Properties, Inc., Triple
                                    Peaks, LLC and Steamboat, LLC.